Exhibit 99.1

Houston American Energy Corp. Provides Response to Unusual Market Action

HOUSTON, TX – June 13, 2025 – Houston American Energy Corp. (NYSE American: HUSA) (“HUSA” or the “Company”) announced today that the Company had become aware of unusual trading activity in its common stock on the New York Stock Exchange American (the “NYSE”) on June 12 and June 13, 2025. The Company is issuing this press release pursuant to Section 401(d) of the NYSE Company Guide. The Company has made inquiries and has been unable to determine whether corrective actions are appropriate at this time. The Company is further announcing that there has been no material development in its business and affairs not previously disclosed or, to its knowledge, any other reason to account for the unusual market action.

About HUSA

HUSA is an independent oil and gas company focused on the development, exploration, exploitation, acquisition, and production of natural gas and crude oil properties. Our principal properties and operations are in the U.S. Permian Basin. Additionally, we have properties in the Louisiana U.S. Gulf Coast region. For more information, please visit: https://houstonamerican.com/

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of, and subject to the safe harbor created by, Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are referred to as the “safe harbor provisions.” Statements contained or incorporated by reference in this press release that are not historical facts are forward-looking statements, including statements regarding HUSA’s or AGIG’s business and future financial and operating results, and other aspects of HUSA’s or AGIG’s operations or operating results. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding HUSA’s or AGIG’s financial results, operations, and other matters are intended to identify forward-looking statements that are intended to be covered by the safe harbor provisions. Investors are cautioned not to rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this press release including:

●	risks relating to fluctuations of the market value of common stock, including as a result of uncertainty as to the long-term value of the common stock of HUSA or as a result of broader stock market movements;
●	the occurrence of any event, change, or other circumstances that could give rise to the termination of the Share Exchange Agreement;
●	failure to attract, motivate and retain executives and other key employees;
●	disruptions in the business of HUSA or AGIG, which could have an adverse effect on their respective businesses and financial results;
●	the unaudited pro forma combined consolidated financial information in the proxy statement is presented for illustrative purposes only and may not be reflective of the operating results and financial condition of the combination of HUSA and AGIG; and
●	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the proxy statement, as well as HUSA’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and other documents filed by HUSA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

The forward-looking statements included in this press release are made only as of the date hereof. HUSA does not undertake to update, alter, or revise any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law.

For additional information, view the company’s website at www.houstonamerican.com or contact Houston American Energy Corp. at (713) 222-6966.